UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 4, 2007 (December 26, 2006)
REPLIDYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization) 1450 Infinite Drive, Louisville, Colorado (Address of principal executive offices)	000-52082 (Commission File Number)	84-1568247 (I.R.S. Employer Identification No.) 80026 (Zip Code)
303-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On December 26, 2006, Replidyne, Inc. (the ‘Company”) issued a press release announcing that the Company is stopping the current phase III clinical trial comparing faropenem medoxomil (faropenem) to placebo and Ketek (telithromycin) in patients being treated for acute exacerbation of chronic bronchitis (AECB) to consider the ongoing inclusion of the Ketek arm in the study. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release, dated December 26, 2006, Entitled “Faropenem Phase III Clinical Trial Stopped to Consider Exclusion of Ketek Comparator.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: January 4, 2007	By:	/s/ Mark L. Smith
Mark L. Smith
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 26, 2006, Entitled “Faropenem Phase III Clinical Trial Stopped to Consider Exclusion of Ketek Comparator.”